UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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CROSSTEX ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CROSSTEX ENERGY, INC.
2501 Cedar Springs Rd.
Dallas, Texas 75201
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On October 26, 2006
To the Stockholders of
Crosstex Energy, Inc.:
     A special meeting of stockholders of Crosstex Energy, Inc., a Delaware corporation (the “Company”), will be held on Thursday, October 26, 2006, at 4:00 p.m., local time, at the Company’s offices located at 2501 Cedar Springs Rd., Dallas, Texas 75201 for the following purposes:
1.	To consider and vote upon a proposal to amend the Company’s Restated Certificate of Incorporation (a) to increase our authorized capital stock from 20,000,000 shares, consisting of 19,000,000 shares of common stock and 1,000,000 shares of preferred stock, to 150,000,000 shares, consisting of 140,000,000 shares of common stock and 10,000,000 shares of preferred stock, and (b) to clarify the liquidation provision applicable to our common stock;

2.	To consider and vote upon a proposal for approval of the Crosstex Energy, Inc. Long-Term Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
     The Board of Directors has fixed the close of business on September 20, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. Only holders of record of shares of Common Stock of the Company at the close of business on the record date are entitled to notice of and to vote at the meeting.
     Your vote is important. All stockholders are cordially invited to attend the meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing the enclosed proxy or voting instruction card in the postage-paid envelope provided. If a stockholder who has submitted a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.
By Order of the Board of Directors
Barry E. Davis
President and
Chief Executive Officer
September        , 2006

GENERAL
VOTING SECURITIES
PROPOSAL ONE: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL TWO: APPROVAL OF THE AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCKHOLDER PROPOSALS AND OTHER MATTERS

CROSSTEX ENERGY, INC.
2501 Cedar Springs Rd.
Dallas, Texas 75201
PROXY STATEMENT
For Special Meeting of Stockholders
To Be Held On October 26, 2006
GENERAL
     This proxy statement is furnished to stockholders of Crosstex Energy, Inc. (the “Company”) in connection with the solicitation by our board of directors (the “Board”) of proxies for use at a special meeting of stockholders to be held at the time and place and for the purposes set forth in the accompanying notice. The approximate date of mailing of this proxy statement and the accompanying proxy or voting instruction card is      , 2006.
Proxies and Voting Instructions
     If you hold shares of common stock, par value $0.01 per share (“Common Stock”), of the Company in your name, you can submit your proxy by completing, signing and dating your proxy card and mailing it in the postage paid envelope provided. Proxy cards must be received by us before voting begins at the special meeting.
     If you hold shares of Common Stock through someone else, such as a bank, broker or other nominee, you may get material from them asking you how you want to vote your shares.
     You may revoke your proxy at any time prior to its exercise by:
•	Giving written notice of the revocation to our corporate secretary;

•	Appearing and voting in person at the special meeting; or

•	Properly submitting a later-dated proxy by delivering a later-dated proxy card to our corporate secretary.
     If you attend the special meeting in person without voting, this will not automatically revoke your proxy. If you revoke your proxy during the meeting, this will not affect any vote previously taken at the meeting. If you hold shares of Common Stock through someone else, such as a bank, broker or other nominee, and you desire to revoke your proxy, you should follow the instructions provided by your nominee.
Voting Procedures and Tabulation
     We will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.
     Abstentions and broker non-votes (i.e., proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on the proposal) are counted as present in determining whether the quorum requirement for the special meeting is satisfied. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter abstained from.
VOTING SECURITIES
     Our only outstanding voting securities are our shares of Common Stock. Only holders of record of shares of Common Stock at the close of business on September 20, 2006, the record date for the special meeting, are entitled to notice of and to vote at the special meeting. On the record date for the special meeting, there were            shares of Common Stock outstanding and entitled to be voted at the special meeting. A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.

PROPOSAL ONE: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
     On September 6, 2006, our Board of Directors unanimously adopted a resolution declaring it advisable to amend the introductory paragraph and section (a) of the Fourth Article of our Restated Certificate of Incorporation to:
     (i) increase the number of shares of capital stock that we have authority to issue from 20,000,000 shares, consisting of 19,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 150,000,000 shares, consisting of 140,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock; and
     (ii) modify the liquidation provision applicable to our Common Stock to clarify that the holders of our Common Stock will be entitled to receive the remaining assets of the Company following any liquidation, dissolution or winding up of the Company, but not following a distribution or sale of assets that does not constitute a liquidation, dissolution or winding-up of the Company.
Our Board further directed that this amendment to our Restated Certificate of Incorporation be submitted for consideration by our stockholders at a special meeting. If our stockholders approve this amendment, we will amend and restate the portions of the Fourth Article of our Restated Certificate of Incorporation necessary to make the changes described above. Following such approval, the amendment will become effective on the date it is filed with the Secretary of State of the State of Delaware. The amendment to the Restated Certificate of Incorporation is attached to this proxy statement as Exhibit A.
Purpose of the Amendment
     As of the record date for the special meeting, there were            shares of Common Stock outstanding and held by the Company’s stockholders and no shares of Preferred Stock outstanding. In addition to these shares, as of the record date for the special meeting, there were 36,258 shares of Common Stock reserved for issuance under the Company’s Long-Term Incentive Plan.
     On September 6, 2006, our Board approved, subject to approval by our stockholders of the amendment to the Restated Certificate of Incorporation, a three-for-one stock split. The stock split will be effected in the form of a stock dividend of two shares of Common Stock for each outstanding share of Common Stock. The proposed increase in the number of authorized shares of Common Stock is necessary because the current number of authorized shares of Common Stock that are not reserved or outstanding is not sufficient to effect this three-for-one stock split. We are recommending that the additional shares of Common Stock be authorized in order to accommodate this three-for-one stock split.
     The three-for-one stock split is intended to place the market price of the Company’s common stock in a range more attractive to investors, particularly individuals. The closing price of a share of Common Stock on the Nasdaq Global Select Market was $88.76 on September 6, 2006. In authorizing the stock split, the Board of Directors took into account that the trading range of the Company’s Common Stock was higher than the range of many other major corporations and believes that the proposed split of the Company’s Common Stock will bring the shares into a more accessible trading range, with a goal of increasing the liquidity and broadening the marketability of the Common Stock to a larger group of investors.
     If the stock split is effected, the Company’s outstanding stock options, stock purchase rights and warrants, if any, would be proportionately adjusted such that the number of shares underlying the Company’s outstanding stock options, stock purchase rights and warrants would be increased and the exercise price would be proportionately reduced. The additional shares of Common Stock issued in the stock split will be listed on the Nasdaq Global Select Market. Stockholder approval of a stock split effected in the form of a stock dividend is not required under Delaware law, is not being solicited by this Proxy Statement and will not be solicited in the future in order to effect the stock split.
     If the amendment to the Restated Certificate of Incorporation is not approved, we will not be able to complete the stock split.
     The additional authorized shares could also be used by the Company for business and financial purposes as determined by the Board from time to time to be necessary or desirable. Other possible business and financial uses for the additional shares of Common Stock and Preferred Stock include, without limitation, future stock splits, raising capital through the sale of Common Stock and Preferred Stock, acquiring other companies, businesses or products in exchange for shares of Common Stock or Preferred Stock, attracting and retaining employees by the issuance of additional securities under the Company’s various equity compensation plans, and other transactions and corporate purposes that the Board deems are in the Company’s best interest. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the Nasdaq Marketplace Rules. Other than the three-for-one stock split and issuances pursuant to employee benefit plans, as of the date of this Proxy Statement the Company has no current plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal. However, the Company reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and its stockholders.
Possible Effects of the Amendment
     Upon issuance, the additional shares of authorized Common Stock would have rights identical to the currently outstanding shares of Common Stock. Adoption of the Amendment to the Restated Certificate of Incorporation would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. The stock split will be effected if the amendment to the Restated Certificate of Incorporation is approved by the stockholders and would reduce the Company’s earnings per share but would not affect voting rights of current stockholders, as each stockholder would continue to hold the same percentage interest in the Company. However, to the extent that the additional authorized shares of capital stock are issued in the future outside of the approved stock split, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership thereof.
     The Company has not proposed the increase in the number of authorized shares of Common Stock and Preferred Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of capital stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of capital stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
     The Company could also use the additional shares of capital stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company has no present plans to do so. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock. Any such transactions may require the Company to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect the Company’s business and financial results.
Recommendation and Required Affirmative Vote
     The affirmative vote of the holders of a majority of our Common Stock entitled to vote at the special meeting is required for approval of the proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares of capital stock and to clarify the liquidation provision applicable to our Common Stock. Our Board believes the Amendment to the Restated Certificate of Incorporation is in the best interest of the Company and our stockholders. Accordingly, our Board recommends that you vote FOR the approval of Proposal One.

PROPOSAL TWO: APPROVAL OF THE AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN
General Description of Amendment and Restatement
     Our Board of Directors believes that it is important to have equity-based incentives available to attract and retain qualified directors, employees and independent contractors who are essential to the success of the Company and its affiliates and that it is important to link the interests and efforts of such persons to the long-term interest of the stockholders of the Company. Accordingly, in 2003, our Board adopted the Crosstex Energy, Inc. Long-Term Incentive Plan (as it may be amended and restated from time to time, the “Plan”), which has been amended and restated since its initial adoption.
     As of September 1, 2006, approximately 36,258 shares of Common Stock remained available for future issuance under the Plan to employees and directors. Therefore, on September 6, 2006, subject to Stockholder approval, our Board increased the number of shares authorized for issuance under the plan by 330,000 shares to an aggregate of 1,530,000 shares of Common Stock, which will increase the number of shares available for awards to employees, contractors and directors to 366,258 shares.
     In addition, on September 6, 2006, our Board approved, subject to stockholder approval, the Amended and Restated Long-Term Incentive Plan (the “Amended and Restated Plan”). The Plan has been amended and restated to modify certain provisions of the Plan and delete other provisions so as to comply with Section 409A of the Internal Revenue Code. The Amended and Restated Plan (including the increase in the number of shares authorized for issuance under the Plan) does not give effect to the three-for-one stock split discussed under “Proposal One: Amendment of Restated Certificate of Incorporation” and the number of shares authorized for issuance thereunder will be adjusted accordingly upon the completion of the stock split.
     The stockholders are now being requested to approve the Amended and Restated Plan and approve the increase in the number of shares authorized for issuance under the Plan at the special meeting.
Description of the Plan
     The following summary of the principal features of the Plan is qualified in its entirety by the specific language of the Amended and Restated Plan, a copy of which is attached as Exhibit B to this proxy statement.
General
     The objectives of the Plan are to attract able persons to enter the employ of the Company, to encourage employees to remain in the employ of the Company, to provide motivation to employees to put forth maximum efforts toward the continued growth, profitability and success of the Company by providing incentives to such persons through the ownership and/or performance of our Common Stock and to attract able persons to become directors of the Company and to provide such individuals with incentive and reward opportunities. Awards to participants under the Plan may be made in the form of stock options or restricted stock awards.
Shares Subject to Plan
     Under the Plan, a maximum of 1,200,000 shares of Common Stock may be issued to participants. As of September 1, 2006, approximately 36,258 shares remained available under the Plan for future issuance to participants.
     As amended and restated, the Plan provides for the award of stock options and restricted stock (collectively “Awards”) for up to 1,530,000 shares of the Company’s Common Stock. A participant may not receive in any calendar year options relating to more than 100,000 shares of Common Stock. The maximum number of shares set forth above are subject to appropriate adjustment in the event of a recapitalization of the capital structure of the Company or reorganization of the Company. Shares of Common Stock underlying Awards that are forfeited, terminated or expire unexercised become immediately available for additional Awards under the Plan.
Administration and Eligibility
     The Compensation Committee of our Board administers the Plan. The administrator has the power to determine the terms of the options or other awards granted, including the exercise price of the options or other awards, the number of shares subject to each option or other award, the exercisability thereof and the form of consideration payable upon exercise. In addition, the administrator has the authority to grant waivers of Plan terms, conditions, restrictions and limitations, and to amend, suspend or terminate the plan, provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the plan without the consent of the holder. Awards may be granted to employees, consultants and outside directors of the Company.
Awards
     The Compensation Committee will determine the type or types of Awards made under the Plan and will designate the individuals who are to be the recipients of Awards. Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee. Awards may be granted singly or in combination. Awards to participants may also be made in combination with, in replacement of, or as alternatives to, grants or rights under the Plan or any other employee benefit plan of the Company. All or part of an Award may be subject to conditions established by the Compensation Committee, including continuous service with the Company.
     The types of Awards to participants that may be made under the Plan are as follows:
•	Stock Options. Stock options are rights to purchase a specified number of shares of common stock at a specified price. An option granted pursuant to the Plan may consist of either an incentive stock option that complies with the requirements of section 422 of the Code, or a nonqualified stock option that does not comply with such requirements. Only employees may receive incentive stock options and such options must have an exercise price per share that is not less than 100% of the fair market value of the Common Stock underlying the option on the date of grant. Nonqualified stock options also must have an exercise price per share that is not less than the fair market value of the common stock underlying the option on the date of grant. The exercise price of an option must be paid in full at the time an option is exercised.

•	Restricted Stock Awards. Stock awards consist of restricted shares of Common Stock of the Company. The Compensation Committee will determine the terms, conditions and limitations applicable to any restricted stock awards. Rights to dividends or dividend equivalents may be extended to and made part of any stock award at the discretion of the Compensation Committee. Restricted stock awards will have a vesting period established in the sole discretion of the Compensation Committee, provided that the Compensation Committee may provide for earlier vesting by reason of death, disability, retirement or otherwise.
     In the event of a “change of control” of the Company as defined in the Plan, all Awards automatically vest and become exercisable and vesting periods with respect to restricted stock will terminate.
Other Provisions
     Our Board may amend, modify, suspend or terminate the Plan for the purpose of addressing any changes in legal requirements or for any other purpose permitted by law, except that no amendment that would impair the rights of any participant to any Award may be made without the consent of such participant, and no amendment requiring stockholder approval under any applicable legal requirements will be effective until such approval has been obtained. No incentive stock options may be granted after the tenth anniversary of the effective date of the Plan.
     In the event of any corporate transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, the Board shall substitute or adjust, as applicable: (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in the Plan, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the grant price or other price in respect of such Awards and (iv) the appropriate fair market value and other price determinations for such Awards, in order to reflect such transactions, provided that such adjustments shall only be such that are necessary to maintain the proportionate interest of the holders of Awards and preserve, without increasing, the value of such Awards.

Plan Benefits
     Because the granting of Awards under the Plan is at the discretion of the Compensation Committee, it is not now possible to determine which persons (including directors, officers, consultants and employees of the Company) may be granted Awards. Also, it is not now possible to estimate the number of shares of Common Stock that may be awarded.
U.S. Federal Income Tax Consequences
     The following is a general discussion of the current Federal income tax consequences of Awards under the Plan to participants who are classified as United States residents for Federal income tax purposes. Different or additional rules may apply to participants who are subject to income tax in a foreign jurisdiction and/or are subject to state or local income tax in the United States. Each participant should rely on his or her own tax advisers regarding Federal income tax treatment under the Plan.
Stock Options
     The grant of a nonqualified stock option will not result in taxable income to the participant and the Company will not be entitled to an income tax deduction. Upon the exercise of a nonqualified stock option, a participant will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock underlying the option on the date of exercise. The Company will be entitled to an income tax deduction equal to the amount included in the participant’s ordinary income.
     Upon the grant or exercise of an incentive stock option, a participant will not recognize taxable income and the Company will not be entitled to an income tax deduction. However, the exercise of an incentive stock option will result in an item of income for purposes of the “alternative minimum tax” in an amount equal to the excess of the fair market value of the common stock underlying the incentive stock option at the time of exercise over the option price.
     The optionee will recognize taxable income in the year in which the shares of common stock underlying the incentive stock option are sold. Dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or disposition is made more than two years from the option grant date and more than one year from the exercise date. If the participant sells or disposes of the shares of common stock in a qualifying disposition, any gain recognized by the participant on such sale or disposition will be a long-term capital gain, and the Company will not be entitled to an income tax deduction.
     If either of the two holding periods described above is not satisfied, then a disqualifying disposition will occur. If the optionee makes a disqualifying disposition of the shares of common stock that have been acquired through the exercise of the option, the optionee will include as ordinary income and the Company will be entitled to an income tax deduction for the taxable year in which the sale or disposition occurs an amount equal to the lesser of: (a) the excess of the fair market value of such shares on the option exercise date over the exercise price paid for the shares or (b) the amount realized on the sale or disposition over the exercise price paid for the shares.
Restricted Stock
     The grant of restricted stock does not result in taxable income to the participant. At each vesting event, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock that become vested over the exercise price (if any) paid for such Common Stock. However, if a participant makes a timely election under section 83(b) of the Code, the participant will recognize taxable ordinary income in the taxable year of the grant equal to the excess of the fair market value of the shares of Common Stock underlying the restricted stock award at the time of grant over the exercise price (if any) paid for such Common Stock. Furthermore, the participant will not recognize ordinary income on such restricted stock when it subsequently vests.
     In all cases, the participant’s ordinary income is subject to applicable withholding taxes. The Company will be allowed an income tax deduction in the taxable year the participant recognizes ordinary income, in an amount equal to such ordinary income.
Section 409A
     On October 22, 2004, President Bush signed the American Jobs Creation Act of 2004. The Jobs Creation Act dramatically alters the tax law relating to nonqualified deferred compensation arrangements, through the creation of the new Code Section 409A, and imposes significant penalties for noncompliance. Specifically, if the deferred compensation arrangement does not comply with Code Section 409A, the deferred amounts will be taxed currently at the participant’s marginal rate, interest is assessed at the underpayment rate established by the IRS plus 1%, measured from the later of the deferral date or vesting date, and a penalty is assessed equal to 20% of the taxable amount of compensation. In accordance with recent IRS guidance interpreting Section 409A, the Plan will be administered in a manner that is in good faith compliance with Section 409A. The Board intends that any Awards under the Plan satisfy the applicable requirements of Section 409A. Generally, Section 409A is inapplicable to incentive stock options and restricted stock and also to nonqualified stock options so long as the exercise price for the nonqualified option may never be less than the fair market value of the Common Stock on the grant date.
Recommendation and Required Affirmative Vote
     The affirmative vote of the holders of a majority of our Common Stock entitled to vote and who do vote (in person or by proxy) at the special meeting is required for approval of the proposal to adopt the Amended and Restated Plan. Our Board believes that the Amended and Restated Plan is in the best interests of the Company and our stockholders. Accordingly, our Board recommends that you vote FOR approval of Proposal Two.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table shows the beneficial ownership of shares of our Common Stock as of September 1, 2006, held by:
•	Each person who beneficially owns 5% or more of the shares of Common Stock then outstanding;

•	all of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.
     The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, if any, held by that person that were exercisable on September 1, 2006 or would be exercisable within 60 days following September 1, 2006 are considered outstanding. However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge and unless otherwise indicated, each stockholder has sole voting and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage of ownership is based on 15,313,729 shares of Common Stock outstanding as of September 1, 2006.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Number	Percentage
Chieftain Capital Management, Inc. (2)	2,643,910	17.26%
Yorktown Energy Partners IV, L.P. (3)	1,163,548	7.60%
Yorktown Energy Partners V, L.P. (4)	327,920	2.14%
Lubar Nominees (5)	697,498	4.55%
Lubar Equity Fund, LLC (5)	156,070	1.02%
Barry E. Davis	535,772	3.50%
James R. Wales	247,449	1.62%
A. Chris Aulds	303,712	1.98%
Jack M. Lafield	43,920	*
William W. Davis	42,818	*
Frank M. Burke (6)	10,000	*
James A. Crain	—	—
Bryan H. Lawrence (7)	453,958	2.96%
Sheldon B. Lubar (5)	3,311	*
Cecil E. Martin	—	—
Robert F. Murchison (8)	51,811	*
All directors and executive officers as a group (13 persons)	1,692,951	11.06%

*	Less than 1%.

(1)	The address of each person listed above is 2501 Cedar Springs, Dallas, Texas 75201, except for (a) Mr. Lawrence, Yorktown Energy Partners IV, L.P. and Yorktown Energy Partners V, L.P., which is 410 Park Avenue, New York, New York 10022 and (b) Chieftain Capital Management, Inc., which is 12 East 49th Street, New York, New York 10017.

(2)	As agent and attorney-in-fact for the purchasers who are its clients under separate investment advisor agreements.

(3)	As reported on a Form 4 filed with the SEC on August 14, 2006 by Yorktown Energy Partners IV, L.P.

(4)	As reported on a Form 4 filed with the SEC on August 14, 2006 by Yorktown Energy Partners V, L.P.

(5)	Sheldon B. Lubar is (i) a general partner of Lubar Nominees and (ii) a director and Chairman of the Board of Lubar & Co., Incorporated, which serves as the manager of Lubar Equity Fund, LLC. As a result of these relationships, Mr. Lubar may be deemed to beneficially own the shares held by Lubar Nominees and Lubar Equity Fund, LLC.

(6)	Includes 5,000 shares held by Burke, Mayborn Co. Ltd. Mr. Burke is a general partner of Burke, Mayborn Co. Ltd.

(7)	Bryan H. Lawrence is a member and a manager of the general partner of both Yorktown Energy Partners IV, L.P. and Yorktown Energy Partners V, L.P.

(8)	Includes 42,500 shares held by Murchison Capital Partners, L.P. Mr. Murchison is the President of the Murchison Management Corp., which serves as the general partner of Murchison Capital Partners, L.P.
EXECUTIVE COMPENSATION
     The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules, except for the required disclosure herein, or to the liabilities of Section 18 of the Exchange Act of 1934, as amended (“Exchange Act”), and such information shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Exchange Act.
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
     The following statement is furnished by the Compensation Committee of Crosstex Energy, Inc. and is not incorporated by reference into any document that we file with the SEC.
     The Compensation Committee of the Board of Directors presents this report to describe the compensation procedures it applied with regard to the compensation of the Company’s executive officers for fiscal 2005, and the basis for the compensation of Mr. Barry E. Davis, who served as the Company’s President and Chief Executive Officer during fiscal 2005.
     Each year the Compensation Committee reviews management’s recommendations as to salary, bonus and long-term stock based compensation for the upcoming year. Salaries for the Company’s employees are generally determined by considering the employee’s performance and prevailing levels of compensation in areas in which a particular employee works. Bonuses for employees are generally based on return on invested capital (“ROI”), bottom-line profitability, customer satisfaction, overall company growth, corporate governance, adherence to policies and procedures and other factors that vary depending on an employee’s responsibilities (the “Company’s Bonus Program”). The long-term compensation structure is intended to align the performance of the Company’s employees with long-term performance for its stockholders.
     The Compensation Committee reviews in greater depth the compensation of the Chief Executive Officer and the most highly paid executive officers. This review includes proposed salaries, bonuses and long-term, stock-based compensation. The Compensation Committee has engaged an independent consulting firm to conduct a study of the Company’s program for compensating its senior executives, including the Chief Executive Officer. This study compares the Company’s compensation levels both with that of other members of the Company’s industry peer group and with that of companies with similar revenues and earnings. The study analyzed salaries, bonuses and long-term, stock based compensation. The Compensation Committee considered the results of this study as part of its determination as to what it believed would be a fair compensation program in view of the Company’s earnings, returns and other corporate goals.
     At a meeting in November 2005, the Compensation Committee reviewed Mr. Davis’s compensation and determined that he should receive an annual salary of $390,000. The Compensation Committee discussed the contributions Mr. Davis has made as the Company’s President and Chief Executive Officer, and his expected future contributions. The Compensation Committee decided that, as in past years, Mr. Davis’s bonus should be based upon a formula that is tied to the ROI that is achieved by the Company during the fiscal period in accordance with the Company’s Bonus Program. Under the program, if a predetermined ROI is accomplished then the bonus will be paid and it will be increased or decreased based upon such ROI percentage, with minimum and maximum payouts. During 2005, this formula resulted in Mr. Davis receiving a bonus of $360,000. For fiscal 2006, the Compensation Committee contemplates continuing the Company’s Bonus Program. Mr. Davis also received a restricted stock grant in 2005 of

10,000 shares. The Compensation Committee contemplates making a similar grant during fiscal 2006, but the final number of shares to be granted has not been determined as of the date of this report.
     Also at the meeting in November 2005, the Compensation Committee reviewed in detail and approved the management recommendations regarding compensation of the Company’s four most highly paid executive officers in addition to Mr. Davis. Specifically, the Compensation Committee approved annual salaries in the amount of $275,000 each for A. Chris Aulds, James R. Wales, William W. Davis and Jack M. Lafield. In addition, these individuals received bonuses for fiscal 2005 in the amounts of $172,500, $172,500, $217,500, and $217,500, respectively, each based upon the Company’s Bonus Program. For fiscal 2006, the Compensation Committee contemplates continuing the Company’s Bonus Program. Also, these individuals received restricted stock grants during 2005 totaling 50,222 shares of the Company’s stock. As with respect to Mr. Barry E. Davis, the Compensation Committee contemplates making a similar grant during fiscal 2006, but the final number of shares to be granted has not been determined as of the date of this report.
Submitted by the Compensation Committee of the Board
Sheldon B. Lubar (chair)
Robert F. Murchison
Summary Compensation Table
     The following table shows the compensation of our Chief Executive Officer and each of our other executive officers (collectively, the “named executive officers”). Such compensation is for service to us and to the Partnership. See the Report of the Compensation Committee on Executive Compensation for an explanation of our compensation policies and programs.

					Long-Term
				Other	Compensation Awards (1)
				Annual	Restricted		All Other
Name and		Annual Compensation		Compensation	Stock	Restricted Unit	Compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)	Awards	Awards	($)
Barry E. Davis	2005	$300,000	$360,000	—	$656,300	$443,181	—
President and Chief	2004	267,438	247,500	—	291,000	—	—
Executive Officer	2003	210,000	177,000	—	—	285,670	—
James R. Wales	2005	$230,000	$172,500	—	$335,435	$226,502	—
Executive Vice	2004	202,731	126,000	—	363,750	—	—
President	2003	180,000	108,000	—	—	181,790	—
A. Chris Aulds	2005	$230,000	$172,500	—	$335,435	$226,502	—
Executive Vice	2004	200,500	126,000	—	363,750	—	—
President	2003	180,000	108,000	—	—	181,790	—
Jack M. Lafield	2005	$230,000	$217,500	—	$894,400	$955,532	—
Executive Vice	2004	199,436	126,000	—	436,500	—	—
President	2003	170,000	108,000	—	—	181,790	—
William W. Davis Executive	2005	$230,000	$217,500	—	$894,400	$955,532	—
Vice President and Chief	2004	199,436	126,000	—	436,500	—	—
Financial Officer	2003	170,000	108,000	—	—	181,790	—

(1)	Executive officers received equity-based awards from the Partnership’s general partner in 2003 and 2005 and from us in 2004 and 2005. For a description of awards granted to date under the Long-Term Incentive Plan, See “- Long-Term Incentive Plan.”

Option Grants
     There were no stock options granted to the named executive officers in 2005.
Option Exercises and Year-End Option Values
     The following table provides information about the number of shares issued upon option exercises by the named executive officers during 2005, and the value realized by the named executive officers. The table also provides information about the number and value of options that were held by the named executive officers at December 31, 2005.
Aggregated Option Exercise in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options at
	Acquired on	Value	Options at 12/31/05 (#)		12/31/05 ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Barry E. Davis	40,000	$1,721,600	—	—	—	—
James R. Wales	85,000	3,658,400	—	—	—	—
A. Chris Aulds	60,000	2,582,400	—	—	—	—
Jack M. Lafield	46,504	2,001,532	—	—	—	—
William W. Davis	50,000	2,144,000	—	—	—	—
The closing price for the Common Stock was $63.06 at December 31, 2005.
     Crosstex Energy, L.P. The following table provides information about the number of units issued upon option exercises by the named executive officers of Crosstex Energy, L.P. (the “Partnership”) during 2005 and the value realized by such named executive officers. The table also provides information about the number and value of options that were held by the named executive officers at December 31, 2005.
Aggregated Option Exercise in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities		Value of Unexercised
	Units		Underlying Unexercised		In-the-Money Options at
	Acquired on	Value	Options at 12/31/05 (#)		12/31/05 ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Barry E. Davis	—	—	60,000	—	$1,444,800	—
James R. Wales	—	—	40,000	—	963,200	—
A. Chris Aulds	—	—	40,000	—	963,200	—
Jack M. Lafield	—	—	35,000	—	842,800	—
William W. Davis	35,000	$850,150	—	—	—	—
     The closing price for the Partnership’s common units was $34.08 at December 31, 2005.

Equity Compensation Plan Information
     The following table provides information as of December 31, 2005 regarding shares of our Common Stock that may be issued under our existing equity compensation plans:

Number of Securities
Remaining Available for
Future Issuance Under
	Number of Securities to be		Equity Compensation
	Issued Upon Exercise of	Weighted-Average Price Of	Plans (Excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected In Column
Plan Category	Warrants, And Rights (a)	Warrants And Rights (b)	(a)) (c)

Equity Compensation Plans Approved By Security Holders (1)	263,169 (2)	$30.99 (3)	88,441
Equity Compensation Plans Not Approved By Security Holders	N/A	N/A	N/A

(1)	Our Long-Term Incentive Plan for our officers, employees and directors was approved by our security holders prior to our initial public offering.

(2)	The number of securities includes 196,547 restricted shares that have been granted under our Long-Term Incentive Plan that have not been vested, but does not include the 330,000 share increase under our Amended and Restated Plan that is subject to shareholder approval at the special meeting.

(3)	The strike prices for outstanding options under the plan as of December 31, 2005 range from $19.50 to $41.85 per share.
Long-Term Incentive Plan
     The Crosstex Energy, Inc. Long-Term Incentive Plan and the proposed amendment and restatement of such Plan are described in detail above under “Proposal Two: Approval of Amended and Restated Long-Term Incentive Plan.”
Employment Agreements
     Our executive officers, including Barry E. Davis, James R. Wales, A. Chris Aulds, Jack M. Lafield and William W. Davis, have entered into employment agreements with Crosstex Energy GP, LLC. The following is a summary of the material provisions of those employment agreements. All of these employment agreements are substantially similar, with certain exceptions as set forth below.
     Each of the employment agreements has a term of one year that will automatically be extended such that the remaining term will not be less than one year. The employment agreements provide for a base annual salary of $390,000, $275,000, $275,000, $275,000 and $275,000 for Barry E. Davis, James R. Wales, A. Chris Aulds, Jack M. Lafield and William W. Davis, respectively, as of January 1, 2006.
     Except in the event of Crosstex Energy GP, LLC becoming bankrupt or ceasing operations, termination for cause or termination by the employee other than for good reason, the employment agreements provide for continued salary payments, bonus and benefits following termination of employment for the remainder of the employment term under the agreement. If a change in control occurs during the term of an employee’s employment and either party to the agreement terminates the employee’s employment as a result thereof, the employee will be entitled to receive salary payments, bonus and benefits following termination of employment for the remainder of the employment term under the agreement.
     The employment agreements also provide for a noncompetition period that will continue until the later of one year after the termination of the employee’s employment or the date on which the employee is no longer entitled to receive severance payments under the employment agreement. During the noncompetition period, the employees are generally prohibited from engaging in any business that competes with the Partnership or its affiliates in areas in which the Partnership conducts business as of the date of termination and from soliciting or inducing any employees to terminate their employment with the Partnership or its affiliates or accept employment with anyone else or interfere in a similar manner with the business of the Partnership.

STOCKHOLDER PROPOSALS AND OTHER MATTERS
Stockholder Proposals
     Any proposal by a stockholder intended to be presented at the 2007 annual meeting of stockholders must be received by us at our principal executive offices at 2501 Cedar Springs Road, Dallas, Texas, 75201, Attention: Corporate Secretary, no later than December 8, 2006, for inclusion in our proxy materials relating to that meeting.
     In order for a stockholder to bring other business before an annual meeting of stockholders, timely notice must be received in proper written form by our Corporate Secretary. To be timely, notice by a stockholder must be delivered to or mailed and received at our principal executive offices not less than 120 days prior to the one year anniversary of the date of our proxy statement issued in connection with the prior year’s annual meeting, and not less than 60 days prior to the meeting. To be in proper written form, notice by a stockholder to our Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description of the business desired to be brought before the meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class, series and number of shares of us which are beneficially owned by the stockholder and such other beneficial owner, (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual or special meeting to bring such business before such meeting.
Solicitation of Proxies
     The cost of the solicitation of proxies will be paid by us. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies from stockholders by telephone, facsimile, electronic mail or in person. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.
CROSSTEX ENERGY, INC.
Barry E. Davis
President and
Chief Executive Officer

Exhibit A
AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
     The proposal is to amend the introductory paragraph and section (a) of the Fourth Article of the Restated Certificate of Incorporation of Crosstex Energy, Inc. to read as follows:
     “ FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 150,000,000 shares, consisting solely of (i) 140,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).
     The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the classes of stock of the Corporation:
          (a) Common Stock.
               (i) Dividends. After the requirements with respect to preferential dividends on Preferred Stock, if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be fixed in accordance with the provisions of this Certificate of Incorporation, then, but not otherwise, the holders of the Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock, which dividends shall be paid out of assets legally available for the payment of dividends and shall be distributed among the holders of shares of the Common Stock pro rata in accordance with the number of shares of such stock held by each such holder.
               (ii) Liquidation. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, which assets shall be distributed pro rata in accordance with the number of shares of such stock held by each such holder.
               (iii) Voting. Except as may otherwise be required by law or the provisions of the resolution or resolutions as may be adopted by the Board of Directors pursuant to subsection (b) of this Article FOURTH, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on each matter voted upon by the stockholders.”

A-1

Exhibit B
CROSSTEX ENERGY, INC.
LONG-TERM INCENTIVE PLAN
(Amended and Restated Effective as of September 6, 2006)
ARTICLE I. ESTABLISHMENT AND PURPOSE
     1.1 Establishment. The Crosstex Energy, Inc. Long-Term Incentive Plan (the “Plan”) was originally approved by the Board of Directors of Crosstex Energy, Inc., a Delaware corporation, to be effective December 31, 2003. In furtherance of the purposes of said plan and in order to amend said plan in certain respects, the plan is hereby amended and restated in its entirety as set forth in this document.
     1.2 Purpose. The purposes of the Plan are to attract able persons to enter the employ of the Company, to encourage Employees to remain in the employ of the Company and to provide motivation to Employees to put forth maximum efforts toward the continued growth, profitability and success of the Company, by providing incentives to such persons through the ownership and/or performance of the Common Stock of Crosstex. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become directors of the Company and to provide such individuals with incentive and reward opportunities. Toward these objectives, Awards may be granted under the Plan to Employees and Outside Directors on the terms and subject to the conditions set forth in the Plan.
     1.3 Effectiveness. This amended and restated Plan shall become effective as of September 6, 2006, following its adoption by the Board, provided it is duly approved by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of Crosstex duly held in accordance with applicable law within twelve months after the date of adoption of the Plan by the Board. If the amended and restated Plan is not so approved, the amended and restated Plan shall not be effective, any Award granted under the amended and restated Plan shall be null and void, and the Plan as in effect prior to its amendment (and grants made under said plan) shall remain in full force and effect.
ARTICLE II. DEFINITIONS
     2.1 Affiliate. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. With respect to an Incentive Stock Option, “Affiliate” means a “parent corporation” or a “subsidiary corporation” of Crosstex, as those terms are defined in Section 424(e) and (f) of the Code.
     2.2 Award. “Award” means an award granted to a Participant in the form of an Option or Restricted Stock. All Awards shall be granted by, confirmed by, and subject to the terms of, an Award Agreement.
     2.3 Award Agreement. “Award Agreement” means a written agreement between Crosstex and a Participant that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award.
     2.4 Board. “Board” means the Board of Directors of Crosstex.

     2.5 Cause. “Cause” means (i) Participant has failed to perform the duties assigned to him and such failure has continued for thirty (30) days following delivery by the Company of written notice to Participant of such failure, (ii) Participant has been convicted of a felony or misdemeanor involving moral turpitude, (iii) Participant has engaged in acts or omissions against the Company constituting dishonesty, breach of fiduciary obligation, or intentional wrongdoing or misfeasance or (iv) Participant has acted intentionally or in bad faith in a manner that results in a material detriment to the assets, business or prospects of the Company.
     2.6 Change of Control. “Change of Control” shall have the meaning set forth in Section 9.1.
     2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
     2.8 Committee. “Committee” means (i) with respect to the application of this Plan to Employees, the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more non-employee directors, each of whom is both a “non-employee director” under Rule 16b-3 of the Exchange Act and an “outside director” under Section 162(m) of the Code, and (ii) with respect to the application of this Plan to an Outside Director, the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
     2.9 Common Stock. “Common Stock” means the common stock, $.01 par value per share, of Crosstex, or any stock or other securities of Crosstex hereafter issued or issuable in substitution or exchange for the Common Stock.
     2.10 Company. “Company” means Crosstex and its Affiliates.
     2.11 Consultant. “Consultant” means an individual performing services for Crosstex or an Affiliate who is treated for tax purposes as an independent contractor at the time of performance of the services.
     2.12 Crosstex. “Crosstex” means Crosstex Energy, Inc., a Delaware corporation, or any successor thereto.
     2.13 Effective Date. “Effective Date” means the date this amended and restated Plan becomes effective as provided in Section 1.3.
     2.14 Employee. “Employee” means an employee of the Company; provided, however, that the term Employee does not include an Outside Director or a Consultant.
     2.15 Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2.16 Fair Market Value. “Fair Market Value” means the closing sales price of a share of Common Stock on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event the Common Stock is not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.
     2.17 Grant Date. “Grant Date” means the date an Award is granted by the Committee.
     2.18 Incentive Stock Option. “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422(b) of the Code.
     2.19 Nonqualified Stock Option. “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
     2.20 Option. “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.
     2.21 Outside Director. “Outside Director” means a “non-employee director” of the Company, as defined in Rule 16b-3.
     2.22 Participant. “Participant” means an Employee, Consultant or Outside Director to whom an Award has been granted under the Plan.
     2.23 Person. “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
     2.24 Plan. “Plan” means this Crosstex Energy, Inc. Long-Term Incentive Plan, as amended from time to time.
     2.25 Restricted Stock. “Restricted Stock” means shares of Common Stock granted to a Participant pursuant to Article VIII, which are subject to such restrictions as may be determined by the Committee. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.
     2.26 Restriction Period. “Restriction Period” means the period of time established by the Committee at the time of a grant of Restricted Stock during which the Restricted Stock shall be fully or partially forfeitable.
     2.27 Rule 16b-3. “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
ARTICLE III. PLAN ADMINISTRATION
     3.1 Plan Administrator. The Plan shall be administered by the Committee. The Committee may delegate some or all of its power to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, that (i) the Committee may not delegate its power with regard to the grant of an Award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an Award to such employee would be outstanding, and (ii) the Committee may not delegate its power with regard to the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

     3.2 Authority of Administrator. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, but subject to the limitation that none of the enumerated powers of the Committee shall be deemed to include any action that would cause a tax to be imposed on a Participant pursuant to section 409A of the Code, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) determine eligibility for participation in the Plan; (iii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iv) construe any ambiguous provision of the Plan or any Award Agreement; (v) prescribe the form of the Award Agreements embodying Awards granted under the Plan; (vi) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vii) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (viii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (ix) determine whether Awards should be granted singly or in combination; (x) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (xi) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xii) grant Awards in replacement of Awards previously granted under the Plan or any other employee benefit plan of the Company; and (xiii) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan.
     3.3 Discretionary Authority. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including Participants and their respective estates, beneficiaries and legal representatives.
     3.4 Liability; Indemnification. No member of the Committee nor any person to whom authority has been delegated, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by Crosstex with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law.
ARTICLE IV. SHARES SUBJECT TO THE PLAN
     4.1 Available Shares. The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall not exceed a total of 1,530,000, subject to adjustment as provided in Sections 4.2 and 4.3; provided, however, the maximum number of shares of Common Stock for which Options may be granted under the Plan to any one Participant during a calendar year is 100,000. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Committee, in its absolute discretion, shall from time to time determine.
     4.2 Adjustments for Recapitalizations and Reorganizations.
     (a) The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, Crosstex shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Crosstex Common Stock without receipt of consideration by Crosstex, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the exercise price per share shall be proportionately increased.
     (b) If Crosstex recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.
     (c) In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Committee in its absolute discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock.
     (d) In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive. Any adjustment provided for in this Section 4.2 shall be subject to any required stockholder action.
     4.3 Adjustments for Awards. The Committee shall have full discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:
     (a) Options and Restricted Stock. The grant of Options and Restricted Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award.
     (b) Termination. If any Award referred to in paragraph (a) above is canceled or forfeited, or terminates, expires or lapses for any reason, the shares then subject to such Award shall again be available for grant of Awards under the Plan.
     (c) Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall not be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall not be increased by the number of shares delivered or withheld as payment of such withholding taxes.
     (d) Fractional Shares. If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded or (ii) subject to an Award, Crosstex shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the excess, if any, of the Fair Market Value on the vesting, exercise or settlement date over the exercise price, if any, of such Award.
ARTICLE V. V. ELIGIBILITY
     All Employees, Consultants and Outside Directors are eligible to participate in the Plan. The Committee shall recommend, from time to time, Participants from those Employees, Consultants and Outside Directors who, in the opinion of the Committee, can further the Plan purposes. Once a Participant is recommended for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and/or limitations applicable to the Award, in addition to those set forth in the Plan and the administrative rules and regulations, if any, established by the Committee.
ARTICLE VI. FORM OF AWARDS
     Awards may, at the Committee’s sole discretion, be granted under the Plan in the form of Options pursuant to Article VII or Restricted Stock pursuant to Article VIII or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its absolute discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.
ARTICLE VII. OPTIONS
     7.1 General. Awards may be granted to Employees, Consultants and Outside Directors in the form of Options. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.
     7.2 Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of a Nonqualified Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that, no Options shall be exercisable later than ten years from the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its absolute discretion.

     7.3 Restrictions Relating to Incentive Stock Options. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. Accordingly, no Incentive Stock Options shall be granted later than ten years from the date of adoption of the Plan by the Board. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Crosstex and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Crosstex or an Affiliate, within the meaning of Section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.
     7.4 Additional Terms and Conditions. The Committee may subject any Award of an Option to such other terms, conditions, restrictions and/or limitations as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.
     7.5 Exercise of Options. Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Crosstex, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.
          Upon exercise of an Option, the exercise price of the Option shall be payable to Crosstex in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the absolute discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired nonforfeitable shares of Common Stock that have been owned a minimum of 6 months having an aggregate Fair Market Value at the time of exercise equal to the total exercise price (including an actual or deemed multiple series of exchanges of such shares), or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above.
          From and after such time as Crosstex registers the Common Stock under Section 12 of the Exchange Act, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to Crosstex or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Crosstex to pay the exercise price and any required withholding taxes.
          As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Crosstex shall deliver to the Participant, in the Participant’s name, a stock certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

     7.6 Termination of Employment or Service. Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. In the event a Participant’s Award Agreement embodying the award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:
     (a) Death, Disability or Retirement. If the employment or service of a Participant shall terminate by reason of death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or retirement with the approval of the Committee on or after the Participant’s attainment of age 60, each outstanding Option held by the Participant shall become vested and may be exercised until the earlier of (i) the expiration of one year (three months in the case of an Incentive Stock Option held by a retired Participant) from the date of such termination of employment or service, or (ii) the expiration of the term of such Option.
     (b) Other Termination. If the employment or service of a Participant shall terminate for any reason other than a reason set forth in paragraph (a) above or paragraph (c) below, whether on a voluntary or involuntary basis, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of three months from the date of such termination of employment or service, or (ii) the expiration of the term of such Option.
     (c) Termination for Cause. Notwithstanding paragraphs (a) and (b) above, if the employment or service of a Participant is terminated for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Option.
ARTICLE VIII. RESTRICTED STOCK
     8.1 General. Awards may be granted to Employees, Consultants and Outside Directors in the form of Restricted Stock. Restricted Stock shall be awarded in such numbers and at such times as the Committee shall determine.
     8.2 Restriction Period. At the time an Award of Restricted Stock is granted, the Committee shall establish the Restriction Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Award of Restricted Stock shall not be changed except as permitted by Article IV or Section 8.3 of this Article.
     8.3 Other Terms and Conditions. Restricted Stock awarded to a Participant under the Plan shall be represented by a stock certificate registered in the name of the Participant or, at the option of Crosstex, in the name of a nominee of Crosstex. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restriction Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Participant shall not be entitled to possession of the stock certificate representing the Restricted Stock until the Restriction Period shall have expired, (ii) Crosstex shall retain custody of the Restricted Stock during the Restriction Period, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock shall cause a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its absolute discretion, prescribe additional terms, conditions, restrictions and/or limitations applicable to the Restricted Stock, including, but not limited to, rules pertaining to the termination of employment or service by reason of death, permanent and total disability, retirement or otherwise, of a Participant prior to expiration of the Restriction Period.
     8.4 Payment for Restricted Stock. A Participant shall not be required to make any payment for Restricted Stock awarded to the Participant, except to the extent otherwise required by the Committee or by applicable law.
     8.5 Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock issued under the Plan pursuant to a plan of reorganization for stock or securities of Crosstex or another corporation that is a party to the reorganization, but the stock or securities so received for shares of Restricted Stock shall, except as provided in Article IV or IX, become subject to the restrictions applicable to the Award of such Restricted Stock. Any shares of stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to the Award of such Restricted Stock.
ARTICLE IX. CHANGE OF CONTROL
     9.1 Definition of Change of Control. A “Change of Control” means: (a) the consummation of a merger or consolidation of the Company with or into another entity or any other transaction, if Persons who were not shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own immediately after such merger, consolidation or other transaction 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent entity of such continuing or surviving entity; (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (c) a change in the composition of the Board as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of Crosstex on the date 12 months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or (d) any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities.
     9.2 Effect on Outstanding Awards. Immediately prior to a Change of Control, all Awards shall automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all Restriction Periods shall terminate. The phrase “Immediately prior to a Change of Control” shall be understood to mean sufficiently in advance of a Change of Control to permit Participants to take all steps reasonably necessary to exercise an Award, if applicable, and to deal with the Common Stock underlying all Awards so that all Awards and Common Stock issuable with respect thereto may be treated in the same manner as the shares of stock of other stockholders in connection with the Change of Control.

ARTICLE X. AMENDMENT AND TERMINATION
     10.1 Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the stockholders of Crosstex (i) if such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (ii) if counsel for Crosstex determines that such approval is otherwise required by or necessary to comply with applicable law. The Plan shall terminate upon the earlier of (i) the termination of the Plan by the Board, or (ii) the expiration of ten years from the Effective Date. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the permitted transferee) holding such Award.
     10.2 Award Amendment. The Board may amend the terms of any outstanding Award granted pursuant to this Plan, but no such amendment shall adversely affect in any material way the Participant’s (or a permitted transferee’s) rights under an outstanding Award without the consent of the Participant (or the permitted transferee) holding such Award; provided, however, that no amendment shall be made that would cause the exercise price of an Option to be less than the Fair Market Value of the Common Stock subject to the Option on the Grant Date.
ARTICLE XI. MISCELLANEOUS
     11.1 Award Agreements. After the Committee grants an Award under the Plan to a Participant, Crosstex and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and/or limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.
     11.2 Listing Conditions.
     (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Crosstex shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
     (b) If at any time counsel to Crosstex or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on Crosstex or its Affiliates under the statutes, rules or regulations of any applicable jurisdiction, Crosstex or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on Crosstex or its Affiliates.

     (c) Upon termination of any period of suspension under this Section 11.2, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
     11.3 Additional Conditions. Notwithstanding anything in the Plan to the contrary: (i) Crosstex may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Crosstex a written representation of present intention to acquire the Award or such shares of Common Stock for his or her own account for investment and not for distribution; (ii) the certificate for shares of Common Stock issued to a Participant may include any legend which the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     11.4 Nonassignability. No Award granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no such Award shall be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or, in the event of the Participant’s legal incapacity, by his or her guardian or legal representative. Notwithstanding the foregoing, to the extent specifically provided by the Committee, an Award, including an Option, may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.
     11.5 Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards under the Plan. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having a Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.
     11.6 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, and except as otherwise provided herein, no payment or other adjustment shall be made in respect of any such fractional share.

     11.7 Notices. All notices required or permitted to be given or made under the Plan or any Award Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. Crosstex or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his or her address as set forth in the records of the Company or (ii) to Crosstex at the principal executive offices of Crosstex clearly marked “Attention: LTIP Administrator.”
     11.8 Binding Effect. The obligations of Crosstex under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Crosstex, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Crosstex. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.
     11.9 Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.
     11.10 No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent Crosstex or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Crosstex or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against Crosstex or any Affiliate as a result of such action.
     11.11 Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware except as superseded by applicable federal law.
     11.12 No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of Crosstex as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.
     11.13 Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by Crosstex or its Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Crosstex or its Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.
     11.14 No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, Crosstex and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.
     11.15 Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause.
     11.16 Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.
     IN WITNESS WHEREOF, this Plan has been executed as of this 6th day of September 2006.

CROSSTEX ENERGY, INC.

By:	/s/ William W. Davis

William W. Davis
Senior Vice President and
Chief Financial Officer

SPECIAL MEETING OF STOCKHOLDERS OF
CROSSTEX ENERGY, INC.
October 26, 2006
Please complete, date, sign and mail your
proxy card in the postage-paid envelope
provided as soon as possible.
â Please detach along perforated line and mail in the envelope provided. â

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

1.	Proposal to amend Crosstex Energy, Inc’s Restated Certificate of Incorporation to increase the authorized shares of capital stock and to clarify a liquidation provision applicable to common stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	Proposal to approve the Crosstex Energy, Inc. Amended and Restated Long-Term Incentive Plan (including the increase in the number of shares available for issuance thereunder).

FOR ☐	AGAINST ☐	ABSTAIN ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method .
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership’s name by authorized person.

PROXY
CROSSTEX ENERGY, INC.
2501 CEDAR SPRINGS RD.
DALLAS, TEXAS 75201
Proxy Solicited on Behalf of the Board of Directors.
     The undersigned, revoking any proxy heretofore given for the meeting of the stockholders described below, hereby appoints Barry E. Davis and Joe A. Davis, and each of them, proxies, with full powers of substitution, to represent the undersigned at the special meeting of stockholders of Crosstex Energy, Inc. to be held on October 26, 2006, and at any adjournment or postponement thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows:
The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF PROPOSALS 1 AND 2. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid special meeting of stockholders.
(Continued and to be signed and dated on the reverse side)

COMMENTS: